                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 28, 2003

                             POLYMEDICA CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

            Massachusetts                             0-19842                            04-3033368
    ---------------------------------          ------------------------          ---------------------------------
     (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
              incorporation)


         11 State Street, Woburn, Massachusetts                     01801
       -------------------------------------------              ----------------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (781) 933-2020
--------------------------------------------------------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9.       REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO
              ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

         On May 28, 2003, PolyMedica Corporation announced its financial results for the quarter ended March 31, 2003 and the fiscal year ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         POLYMEDICA CORPORATION


Dated:  May 28, 2003                     By:  /s/ John K.P. Stone III
                                            ------------------------------------
                                         Name:   John K.P. Stone III
                                         Title:  Senior Vice President and
                                                 General Counsel

                                  EXHIBIT INDEX

Exhibit No.                                     Description
-----------                                     -----------
99.1                                            Press release dated May 28, 2003